SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): November 21, 1996


                                   COMC, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



           Illinois                     0-16472              36-3021754
-------------------------------       ------------        ----------------------
(State or Other Jurisdiction of       (Commission         (I.R.S. Employer
Incorporation or Organization)        File Number)        Identification Number)




400 N. Glenoaks Boulevard, Burbank, California                          91502
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code: (818) 556-3333
                                                    --------------



Automedix Sciences, Inc.
2801 Barranca Parkway, Irvine, California 92714
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(Former Name or Former Address if Changed Since Last Report)




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Item 1.        Changes in Control of Registrant.

        On November 21, 1996, COMC, Inc., an Illinois corporation ("Registrant"), consummated a share exchange (the "Exchange") with Mr. John Ackerman, the sole shareholder of Complete Communications Incorporated, a California corporation ("CCI"). Under the Exchange, pursuant to an agreement dated as of June 3, 1996, Registrant acquired all issued and outstanding shares of CCI in consideration for the issuance to Mr. Ackerman of an aggregate of 10,000,000 shares of Common Stock of Registrant ("Common Stock").

        Under the Exchange, Mr. Ackerman is entitled to elect a new Board of Directors. Messrs. Marvin Loeb, Richard Horowitz and Donald Baker have agreed to remain on the Board. Mr. Ackerman will fill the vacancy created by the resignation of Bruce Barron.

        The number of shares of Common Stock issued to Mr. Ackerman gives effect to the reverse stock split described under Item 5. As a result, Mr. Ackerman is the beneficial owner of 10,000,000 shares of Common Stock out of a total of 12,500,000 shares, representing approximately 80%. In connection with the Exchange, Registrant issued an aggregate of 625,000 shares of Common Stock to an unaffiliated third party as a finder's fee.

        See Item 2. for additional disclosure.

Item 2.        Acquisition or Disposition of Assets.

        On November 21, 1996, Registrant consummated the Exchange with Mr. John Ackerman, the sole shareholder of CCI. Under the Exchange, Registrant acquired all issued and outstanding shares of CCI in consideration for the issuance to Mr. Ackerman of an aggregate of 10,000,000 shares of Common Stock. The transaction will be accounted for as a reverse acquisition.

        The number of shares of Common Stock issued to Mr. Ackerman was arbitrarily determined by the parties and represents approximately 80% of the total number of shares of Common Stock outstanding upon consummation of the Exchange.

        See Item 1. for additional disclosure.

Item 5.        Other Events.

        In connection with the Exchange, effective November 6, 1996, Registrant amended its certificate of incorporation to (i) effectuate a one for ten reverse stock split of all issued and outstanding shares of Common Stock, (ii) change its corporate name from Automedix Sciences, Inc. to COMC, Inc., (iii) increase the number of shares of Common Stock it is authorized to issue from 20,000,000

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shares to 40,000,000  shares, and (iv) eliminate its Class B Common Stock. Prior to the elimination of the Class B Common Stock, all Class B Shares were converted into shares of Common Stock on a one for one basis, subject to the reverse stock split.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

        (a)           Financial Statements

        Financial statements of businesses acquired will be filed in accordance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

        (b)           Pro Forma Financial Information

        Pro forma financial information will be filed in accordance with the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.

        (c)           Exhibits

               (1) Letter Agreement between Registrant and Complete Communications Incorporated dated June 3, 1996*


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        * Pursuant to Rule 12b-23 promulgated under the Securities  Exchange Act of 1934, as amended, this document is incorporated herein by reference to Registrant's Information Statement dated October 15, 1996 (34 Act File No. 0-16472).


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



                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



Date: December 5, 1996



                                             COMC, INC.


                                             By: /s/
                                                 --------------
                                                 John Ackerman,
                                                 President



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